                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                      February 23, 1998 (February 18, 1998)
           -----------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                    Bestfoods
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                      1-4199                36-2385545
-------------------------------  ------------------------  ---------------------
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
         Incorporation)                                   Identification Number)


700 Sylvan Avenue
International Plaza
Englewood Cliffs, New Jersey                          07632-9976
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)


                                 (201) 894-4000
         ---------------------------------------------------------------
               Registrant's telephone number, including area code

Item 5.  Other Events.

         Reference is made to the press release issued by Registrant on February 18, 1998 filed herewith as Exhibit 1 describing a presentation by Registrant to financial analysts on the same date. Exhibit 1 is incorporated by such reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

Exhibit 1 Registrant's Press Release issued on February 18, 1998, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 23, 1998      BESTFOODS

                              By:  /s/ HANES A. HELLER
                                   -------------------
                                   Vice President, General Counsel and Secretary